                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          January 30, 2001
                                                             ----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



  Laws of the United States         33-99362                  51-0269396
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(State or other jurisdiction  (Commission File Number)  (IRS Employer Identification
    of incorporation or                                        Number)
        organization)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                              N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

    On January 30, 2001, First USA Bank, National Association, (the "Bank"), a wholly owned subsidiary of BANK ONE CORPORATION, completed the securitization of approximately $892,858,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 2001-1.

    Series 2001-1 consists of $750,000,000 Class A Floating Rate Asset Backed Certificates, and $58,036,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately five years. Series 2001-1 also consists of $84,822,000 Excess Collateral, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

    First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits

               1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 2001-1 dated as of January 23, 2001, between First USA Bank, N.A. and Banc One Capital Markets, Inc., as Representative of the Underwriters set forth therein.

               99.1 Series 2001-1 Supplement, dated as of January 30, 2001, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, N.A., as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer



                         By: /s/ Tracie H. Klein
                             ----------------------------
                             Name:  Tracie H. Klein
                             Title:  First Vice President



Date:  February 14, 2001
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                                 EXHIBIT INDEX

Exhibit No.                                  Description                             Page No.
-----------                                                                        --------
     1.1            Underwriting Agreement of First USA Credit Card Master Trust,
                    Series 2001-1 dated as of January 23, 2001, between First USA
                    Bank, N.A. and Banc One Capital Markets, Inc., as
                    Representative of the Underwriters set forth therein.

    99.1            Series 2001-1 Supplement, dated as of January 30, 2001, to the
                    Pooling and Servicing Agreement, dated as of September 1,
                    1992, between First USA Bank, N.A., as Transferor and
                    Servicer, and The Bank of New York (Delaware), as Trustee.